SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-57167)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.         [  ]
 Post-Effective Amendment No. 55  [X]
and
REGISTRATION STATEMENT (No. 811-2676)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 55 [X]
Fidelity School Street Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (x) on (April 8, 1998) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY SCHOOL STREET TRUST:
FIDELITY STRATEGIC INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................   Cover Page

2     a      ..............................   Expenses

      b, c   ..............................   Contents; The Fund at a Glance; Who May Want to
                                              Invest

3     a      ..............................   *

      b      ..............................   *

      c, d   ..............................   *

4     a      i.............................   Charter

             ii...........................    The Fund at a Glance; Investment Principles and
                                              Risks

      b      ..............................   Investment Principles and Risks

      c      ..............................   Who May Want to Invest; Investment Principles
                                              and Risks

5     a      ..............................   Charter

      b      i.............................   Cover Page: The Fund at a Glance; Charter; Doing
                                              Business with Fidelity

             ii...........................    Charter

             iii..........................    Expenses; Breakdown of Expenses

      c      ..............................   Charter

      d      ..............................   Charter; Breakdown of Expenses

      e      ..............................   Cover Page; Charter

      f      ..............................   Expenses

      g      i.............................   Charter

             ii............................   *

5A           ..............................   *

6     a      i.............................   Charter

             ii...........................    How to Buy Shares; How to Sell Shares;
                                              Transaction Details; Exchange Restrictions

             iii..........................    Charter

      b      .............................    *

      c      ..............................   Transaction Details; Exchange Restrictions

      d      ..............................   *

      e      ..............................   Doing Business with Fidelity; How to Buy Shares;
                                              How to Sell Shares; Investor Services

      f, g   ..............................   Dividends, Capital Gains, and Taxes

      h      ..............................   *

7     a      ..............................   Cover Page; Charter

      b      ..............................   Expenses; How to Buy Shares; Transaction Details

      c      ..............................   Sales Charge Reductions and Waivers

      d      ..............................   How to Buy Shares

      e      ..............................   *

      f      ..............................   Breakdown of Expenses

8            ..............................   How to Sell Shares; Investor Services; Transaction
                                              Details; Exchange Restrictions

9            ..............................   *


* Not Applicable

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a       i...........................   FMR, Portfolio Transactions

                 ii..........................   Trustees and Officers

                 iii.........................   Management Contract

         b       ............................   Management Contract

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   *

         f       ............................   Distribution and Service Plan

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a       ............................   Portfolio Transactions

         b       ............................   *

         c       ............................   Portfolio Transactions

         d, e    ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase and Redemption Information

         b       ............................   Additional Purchase and Redemption Information
                                                Valuation of Portfolio Securities

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   *

         b       ............................   *

23               ............................   *


* Not Applicable

FIDELITY
STRATEGIC INCOME
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's Statement of Additional Information (SAI) dated April 8, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
The fund may invest significantly in lower-quality debt securities, sometimes called "junk bonds." These securities carry greater risks, such as the risk of default, than other debt securities.
(fund number ###, trading symbol xxxxx)
The fund seeks high current income by investing primarily in debt securities. The fund may also seek capital appreciation.
PROSPECTUS
APRIL 8, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION  PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
XXX--pro-0498
CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's yearly operating
                           expenses.

                           PERFORMANCE

THE FUND IN DETAIL   9     CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS The
                           fund's overall approach to investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and what
                           they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways to
                           set up your account, including
                           tax-advantaged retirement plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money out
                           and closing your account.

                           INVESTOR SERVICES Services to help you
                           manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of purchases and redemptions.

                           EXCHANGE RESTRICTIONS

                           APPENDIX

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income with the potential for capital appreciation. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests primarily in fixed-income securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund. Foreign affiliates of FMR may help choose investments for the fund.
WHO MAY WANT TO
INVEST
This non-diversified fund may be appropriate for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
The fund may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news both here and abroad. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. STRATEGIC INCOME
IS IN THE INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page __, for an explanation of how and when these charges apply.
Sales charge on purchases                                    None
and reinvested distributions

Deferred sales charge on redemptions                         None

Annual account maintenance fee (for accounts under $2,500)   $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on estimated expenses of the fund and are calculated as a percentage of average net assets of the fund. [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating expenses presented in the table would be __%.]
Management fee [(after reimbursement)]                  %

12b-1 fee                                               None

Other expenses                                          %

Total fund operating expenses [(after reimbursement)]   %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $

3 years   $

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR,
YOU MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
PERFORMANCE
This section would normally show how the fund has performed over time. Because the fund was new when this prospectus was printed, its performance is not included. Twice a year, you will receive a report detailing the fund's recent strategies, performance, and holdings. For current performance, call 1-800-544-8888.
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for funds whose investments are denominated in foreign currencies. In calculating yield, the fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
MERRILL LYNCH HIGH YIELD MASTER INDEX is a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Multi-Sector Income Funds Average. As of ____, the average reflected the performance of ___ mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.

UNDERSTANDING
PERFORMANCE
Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates. Funds
that hold short-term bonds are
usually less affected by
changes in interest rates than
long-term bond funds. For that
reason, long-term bond funds
typically offer higher yields
and carry more risk than
short-term bond funds.
(checkmark)
THE FUND IN DETAIL


CHARTER
STRATEGIC INCOME IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which handles its business affairs and, with the assistance of foreign affiliates, chooses the fund's investments. Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will select certain types of investments for the fund. Affiliates assist FMR with foreign securities:
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England,
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan,
(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda,
(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, and
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo,
Japan.
PORTFOLIO MANAGER INFORMATION FOR NEW FUND WILL BE FILED BY SUBSEQUENT AMENDMENT AND INSERTED HERE.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
STRATEGIC INCOME FUND seeks a high level of current income by investing primarily in debt securities. The fund may also seek capital appreciation.
The fund invests primarily in fixed-income securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities. The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets.
FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. In normal market environments, FMR expects the fund's asset allocation to approximate the neutral mix within a range of plus or minus 10% of assets per category. There are no absolute limits on the percent of assets invested in each category, however, and FMR reserves the right to change the neutral mix from time to time.
The HIGH YIELD category includes high-yielding, lower-quality debt securities consisting mainly of U.S. securities of a quality grade lower than BBB. The U.S. GOVERNMENT AND INVESTMENT-GRADE category includes mortgage securities, U.S. Government securities, government agency securities and other U.S. dollar-denominated securities of investment-grade quality. The EMERGING MARKET category includes corporate and governmental debt securities of issuers located in emerging markets. The FOREIGN DEVELOPED MARKET category includes corporate and governmental debt securities of issuers located in developed foreign markets. These investment categories are only general guidelines, and FMR may use its judgment as to which category an investment falls within. The fund may also make investments that do not fall within these categories.
By allocating its investments across different types of fixed-income securities, the fund attempts to moderate the significant risks of each investment category through diversification. Diversification, when successful, can mean higher returns with decreased volatility. However, each of the fund's four investment categories may experience periods of volatile returns, and it is possible for all investment categories to decline at the same time.
The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, the fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.
DEBT RATINGS
 MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE
  Rating   Rating
INVESTMENT GRADE
Highest quality Aaa  AAA
High quality Aa  AA
Upper-medium grade A  A
Medium grade Baa  BBB
LOWER QUALITY
Moderately speculative Ba  BB
Speculative B  B
Highly speculative Caa  CCC
Poor quality Ca  CC
Lowest quality, no interest C  C
In default, in arrears --  D

REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY.

EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks over and above those generally associated with foreign investing. The extent of economic development, political stability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and potentially less liquid than domestic securities. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, currency exchange rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include securities of closed-end investment companies.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
STRATEGIC INCOME FUND seeks a high level of current income. The fund may also seek capital appreciation.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
[FMR has voluntarily agreed to limit the fund's total operating expenses to an annual rate of __% of average net assets. This guarantee will continue until ___.]
For December 1997, the group fee rate was __%. The individual fund fee rate is 0.45%.
The total management fee rate for the fiscal year ending December 31, 1998[, after reimbursement,] is estimated to be __%.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA (U.K.)L. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIJ focuses on issuers based in Japan and elsewhere around the world. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA (U.K.)L focuses on issuers based in the United Kingdom and Europe.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA (U.K.)L a fee equal to 110% of the cost of providing these services. The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.)L a fee equal to 110% of the cost of providing these services. Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
The fund also pays other expenses, such as: legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's annualized portfolio turnover rate is expected to exceed 100% in the first fiscal period. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over __ walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over ___
(solid bullet) Assets in Fidelity mutual
funds: over $___ billion
(solid bullet) Number of shareholder
accounts: over __ million
(solid bullet) Number of investment
analysts and portfolio
managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) PROFIT SHARING OR MONEY PURCHASE PENSION PLANS (KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For certain Fidelity retirement accounts(double dagger) $500
TO ADD TO AN ACCOUNT  $250
For certain Fidelity retirement accounts(double dagger) $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger)These lower minimums apply to Fidelity Traditional IRA, Roth IRA, Roth Conversion IRA, Rollover IRA, SEP-IRA and Keogh accounts.
*For more information about regular investment plans, please refer to "Investor Services," page __.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.



                  TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)   (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                  FIDELITY FUND                                (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                  ACCOUNT WITH THE SAME REGISTRATION,          ACCOUNT WITH THE SAME REGISTRATION,
                  INCLUDING NAME, ADDRESS, AND                 INCLUDING NAME, ADDRESS, AND
                  TAXPAYER ID NUMBER.                          TAXPAYER ID NUMBER.
                                                               (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                               FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                               YOUR FIRST USE TO VERIFY THAT THIS
                                                               SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                               MAXIMUM MONEY LINE: UP TO
                                                               $100,000.





MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN THE
               APPLICATION.                                          (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
               MAKE YOUR CHECK PAYABLE TO THE                        COMPLETE NAME OF THE FUND. INDICATE
               COMPLETE NAME OF THE FUND. MAIL TO                    YOUR FUND ACCOUNT NUMBER ON YOUR
               THE ADDRESS INDICATED ON THE                          CHECK AND MAIL TO THE ADDRESS PRINTED
               APPLICATION.                                          ON YOUR ACCOUNT STATEMENT.
                                                                     (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                     1-800-544-6666 FOR INSTRUCTIONS.





IN PERSON
(HAND_GRAPHIC) (SMALL SOLID BULLET) BRING YOUR APPLICATION
               AND CHECK TO A                               (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
               FIDELITY INVESTOR CENTER. CALL               CENTER. CALL 1-800-544-9797 FOR THE
               1-800-544-9797 FOR THE CENTER                CENTER NEAREST YOU.
               NEAREST YOU.





WIRE
(WIRE_GRAPHIC) (SMALL SOLID BULLET) CALL 1-800-544-7777 TO
               SET UP YOUR                                    (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
               ACCOUNT AND TO ARRANGE A WIRE                  (SMALL SOLID BULLET) WIRE TO:
               TRANSACTION. NOT AVAILABLE FOR                 BANKERS TRUST COMPANY,
               RETIREMENT ACCOUNTS.                           BANK ROUTING #021001033,
               (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:  ACCOUNT #00163053.
               BANKERS TRUST COMPANY,                         SPECIFY THE COMPLETE NAME OF THE
               BANK ROUTING #021001033,                       FUND AND INCLUDE YOUR ACCOUNT
               ACCOUNT #00163053.                             NUMBER AND YOUR NAME.
               SPECIFY THE COMPLETE NAME OF THE
               FUND AND INCLUDE YOUR NEW ACCOUNT
               NUMBER AND YOUR NAME.



AUTOMATICALLY
(AUTOMATIC_GRAPHIC)            (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                     BUILDER. SIGN UP FOR THIS SERVICE
                                                                     WHEN OPENING YOUR ACCOUNT, OR CALL
                                                                     1-800-544-6666 TO ADD IT.


(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS




PHONE 1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT     (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                   (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                    MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT           (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                    RETIREMENT DISTRIBUTION FORM. CALL
                                                    1-800-544-6666 TO REQUEST ONE.
                       TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                    IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                    LETTER.
                                                   (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                    SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN

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
WIRE (WIRE_GRAPHIC)   ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                      RETIREMENT                  USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                  1-800-544-6666. MINIMUM WIRE: $5,000.
                                                  (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                  IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                  EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                  NEXT BUSINESS DAY.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

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
MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in December and February.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them.
However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income;
capital gain distributions are taxed as long-term capital gains. Every
January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other
Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY.
Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form.
Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity
Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of
$12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year.
Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 1.50% of the amount exchanged. Check each fund's prospectus for details.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS
Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa
(highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
AAA - Debt rated AAA has the highest rating assigned by Standard &
Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
From Filler pages

FIDELITY STRATEGIC INCOME FUND
A FUND OF  FIDELITY SCHOOL STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL 8, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated April 8, 1998). Please retain this document for future reference. To obtain a free additional copy of the Prospectus, please call Fidelity at 1-800-544-8888.

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
TABLE OF CONTENTS                                                               PAGE



INVESTMENT POLICIES AND LIMITATIONS

SPECIAL CONSIDERATIONS REGARDING AFRICA

SPECIAL CONSIDERATIONS REGARDING CANADA

SPECIAL CONSIDERATIONS REGARDING EUROPE

SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

PORTFOLIO TRANSACTIONS

VALUATION

PERFORMANCE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACT

DISTRIBUTION AND SERVICE PLAN

CONTRACTS WITH FMR AFFILIATES

DESCRIPTION OF THE TRUST

APPENDIX


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Ltd. (FIJ)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
XXX-ptb-0498
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more that 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
AFFILIATED BANK TRANSACTIONS. The fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. The fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
COUNTRIES NOT CONSIDERED TO HAVE EMERGING MARKETS. As of ___, 1998 the following countries are not considered to have emerging markets:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
DELAYED-DELIVERY TRANSACTIONS. The fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
The fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time. OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of the fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, the fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitation 4). For purposes of these limitations, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. The fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MORTGAGE-BACKED SECURITIES. The fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is the fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. The fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. The fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security the fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When the fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS. Each fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If the fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement. VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation
(FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.
SPECIAL CONSIDERATIONS REGARDING AFRICA
Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Much of this region has been beset by civil wars, coups and even genocidal warfare in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance is closely tied to world commodity markets, particularly oil, and also to agricultural conditions, such as drought.
Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe), with 1996 GDP growth rates ranging from 5.0% to 6.2%.
Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
Ten African countries have active equity markets (Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zambia, Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,697 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was 280 billion, an average increase of 63% over 1995 levels.
SPECIAL CONSIDERATIONS REGARDING CANADA
Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance. Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million, spread out over a variety of industries from trade, manufacturing, and mining to finance, construction and government. While the country has many institutions which closely parallel the US, such as a transparent stock market and similar accounting practices, it differs from the US in that it has an extensive social welfare system, much more akin to European welfare states.
The confederated structures combined with recent financial pressure on the federal government have pushed some provinces, Quebec in particular, to call for a reevaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. This issue came to a head in 1995 with a referendum on Quebec sovereignty, which was ultimately won by Ottawa (50.56%-49.44%). The very narrow defeat of the referendum and the return of Bloc Quebecois to parliament with a lower but still substantial number of seats indicate that the issue is far from resolved. Accordingly, a large amount of the government's energy is spent considering new constitutional arrangements. In the meantime, markets react to the periodic escalations of separatist calls with caution.
The current government of the Liberal party was reelected in June 1997 with a clear majority of 155 of the 301 parliamentary seats. This is a drop in majority status during their previous government, during which they held 60% of the seats. Opposition is currently divided amongst 4 parties, none of which occupies more than 60 seats. The historical opposition to the Liberals, the Conservatives, has had to fight back onto the political stage after being marginalized in the 1993 elections. Reclaiming enough seats in 1997 to be restored to official status, the Conservatives currently hold 20 seats.
Economically, GDP growth in Canada was 1.5% in 1996, down from 2.3% in 1995. Driving growth was optimism in the government's stability and fiscal health following the Quebec referendum and the achievement of a current account surplus (which was subsequently lost, then regained in early 1997). Particularly strong market performers were financial services, real estate, utilities and merchandising. Consumer demand was strong in 1996, financed by borrowing.
The Bank of Canada is fairly independent from the government and has the latitude to manipulate interest rates to keep inflation within its self imposed target of less than 3%. The Canadian dollar has benefited from internal fiscal successes, specifically the balancing of the current account. Despite the strong link to the US dollar, the Bank of Canada won't automatically raise rates in response to US hikes.
The US is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the US. Main imports are industrial machinery and chemicals. The US is also Canada's largest foreign investor, responsible for 71% of all FDI in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.
Recently the Finance Ministry has kept demands for spending on social programs at bay in the name of eradicating the budget deficit. Once they feel this is firmly behind them, social spending could possibly resume.
Privatization programs, meeting gathering opposition from trade unions, interest groups and the general public, are slowly shrinking, with many large-scale services remaining public.
There are four primary securities exchanges in Canada: Toronto, Montreal, Vancouver, and Alberta. The Toronto and Montreal exchanges list the older, larger, more established firms. Combined, these two exchanges accounted for 95.2% of the total trading value in 1996. The Vancouver and Alberta exchanges list smaller, younger start up firms which tend to represent the natural resource sectors. In 1996 these two exchanges accounted for 4.8% of the total value of equity trading. SPECIAL CONSIDERATIONS REGARDING EUROPE
Europe can be divided into 2 categories of market development: the developed economies of Western Europe1, and the transition economies of Eastern Europe2. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation 6.8%3. Twelve of the countries enjoy both positive trade balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4. All countries save Bulgaria saw trade and current accounts deficits.
Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be introduced and those countries which both qualify and desire to join will join. Beyond 1999 there will be opportunities for new countries to join the EMU.
1. Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria includes, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove be an engine for sustained growth.
Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia, Czech Republic, Hungary, Poland, Slovenia and Slovakia. Over 330 firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.

REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
1997
DENMARK          __%

FRANCE           __%

GERMANY          __%

ITALY            __%

NETHERLANDS      __%

SPAIN            __%

SWITZERLAND      __%

UNITED KINGDOM   __%


Source: The Economist. The LGT Guide to World Equity Markets 1997.
For national stock market index performance, please see the section on Performance beginning on page __.
SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
The same kinds of concerns that affected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea, and Hong Kong all faced related currency and/or equity market declines. Of these, the South Korean situation was the most severe. Revelations of this country's poor lending practices and high levels of corporate indebtedness led to steep, extended declines in the value of the won, high interest rates, and tumbling equity markets. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, many experts believed that the entire region's economic growth would slow in the near term.
JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export. The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods.
China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion. budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration. INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000. SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate. SOUTH ASIA. Although India's economy has grown at an average rate of 7% over the past three years, growth has slowed to about 6% during 1997. Economic growth, which had been fueled by strong industrial and export sectors, slowed along with growth in these sectors. It is uncertain whether India will be able to sustain the high growth rates it experienced through 1996. Subsidies amount to almost 15% of GDP, while agriculture accounts for about 25%. In 1997, annual inflation has been approximately 3.8% down from about 6.6% the previous year. During 1997, the current account deficit has been roughly 1.2% of GDP, down from 1.5% in 1996. The exchange rate has been gradually devalued in the 1980's and 1990's, and could be devalued further. Beginning in 1992, industry, financial markets, and the country's trade have been gradually liberalized. Fifty-five percent of India's population is illiterate, roughly half live in poverty, and unemployment remains high.
Since the dissolution of the Narasimha Rao government in early 1996, India has experienced several weak, coalition governments that have been unable to consolidate their position for an extended period. Partially as a result, economic reforms have proceeded slowly through gradually. Future changes in government could weaken or set back the reform process.
India does not enjoy trouble-free relations with its neighbors. India and Pakistan have fought two wars since their independence in 1947 and have yet to resolve a continuing dispute over the status of the norther Indian state of Kashmir. Various Kashmiri separatist groups, Indian, and Pakistani military have been involved in armed conflict within the state. Neither India nor Pakistan have signed the Comprehensive Nuclear Test Ban Treaty, which prohibits nuclear weapons testing. A border dispute with China and questions over the involvement of elements within India in the internal affairs of Sri Lanka also affect India's relations with these countries.
The other, smaller South Asian countries of Pakistan, Bangladesh, and Sri Lanka share with India the challenges of reducing poverty and illiteracy and improving infrastructure and economic growth. While each of these countries has taken steps to liberalize their economies, their economies are far from mature, as are their legal and regulatory systems. In addition, because they have small and relatively less diversified economies and public markets, they are susceptible to external economic shocks, which may result in currency declines. Sri Lanka has been plagued by internal challenges to its security, while Pakistan has faced significant political infighting and instability. Bangladesh's largely agricultural economy is heavily dependent on the severity of the monsoons.
SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level. THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies
The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
EMERGING MARKETS: ASIA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
              $ BILLIONS

INDIA         132.97

INDONESIA     91.00

KOREA         138.91

MALAYSIA      322.00

PAKISTAN      11.75

PHILIPPINES   80.69

SINGAPORE     182.00

TAIWAN        274.00

THAILAND      95.92

Source: The Economist. The LGT Guide to World Equity Markets 1997. REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE)
1996
CHINA          9.1%

HONG KONG      4.3%

INDIA          5.7%

INDONESIA      7.1%

JAPAN          3.9%

KOREA          6.8%

MALAYSIA       8.3%

PHILIPPINES    5.5%

SINGAPORE      6.5%

TAIWAN         5.8%

THAILAND       7.2%

Source: The Economist. The LGT Guide to World Equity Markets 1997.

For national stock market index performance, please see the section on Performance beginning on page __.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million and its abundant natural resources, the area is a prime trading partner for the US and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.
Politically, Latin American countries generally have strong presidential systems closely modeled on the US. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. Growth in 1996 was 4.4%, up from -4.4% in 1995. Argentina's growth, averaging over 7% from 1991 to 1994, has been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the US alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the US is the second. Primary imports are machinery, vehicles and chemicals.
The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
The central bank's main priority is maintaining convertibility against the dollar. It is very active in the foreign exchange market and even assists local firms with liquidity problems.
Legislative elections to be held in October, 1997 could prove to be critical for Menem, who still has an extensive economic reform agenda which includes further privatizations, labor market reforms and a revamped tax policy. Failure to retain a friendly majority in the Lower House of congress could deprive Menem of the support he needs to pass such reforms.
The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three way game.
BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation, which was reeling out of control in 1994 at 2,700%. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account soared from $1 billion to $18 billion, and increased further in 1996 to $27 billion.
Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the US. Still, there are restrictions against investments in certain industries, such as metals and mining.
Similarly with trade liberalization, the government increased import restrictions in an effort to shrink the trade deficit and slow the growth of import consumption. This consumption was a main contributor to GDP growth in 1996, though growth was down 1% to 3.2%. Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the work force. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.
Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.
CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.7% in 1996, down from 8.5% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1996 was 7.4%, a 0.8% drop over 1995. Unemployment in 1996 was 6.6%, particularly low for the Latin American region. Despite the fact that market capitalization fell $8 billion in 1996 to $64 billion, Chile is still considered to have one of the best performing stock markets in the region.
Chile has a strong, interventionist central bank which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.
Interest rate hikes in 1996 are said to have restrained growth, but other factors include unfavorable weather conditions that hurt agricultural and hydroelectric power production. Mining and metals were strong performers in 1996. Of particular note was the strong showing of the country's copper industry.
Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
MEXICO. The Mexican economy recovered fairly well in 1996 from the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. Growth rebounded from its negative position of -6.2% in 1995 to reach 5.1% in 1996. The peso devaluation of 1994, prompted by mounting foreign debt, was effective in reducing the current account deficit from $30 billion to just over $1 billion, and it also pushed Mexico into a positive trade balance. The current account deficit increased in 1996 to $3.7 billion, but the trade surplus was maintained. Inflation jumped from 7% to over 50% in the year after the crisis, but was controlled in 1996, registering a drop to 28%. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption is sluggish and has yet to return to pre-1994 levels, also contributing to the containment inflation.
The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the US, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement further integrate the economies, giving the US strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 193 companies with total capitalization of $106 billion in 1996, a 17% rise over 1995. Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world. Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
EMERGING MARKETS: LATIN AMERICA
MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
            $ BILLIONS:

ARGENTINA   44.7

BRAZIL      429.3

CHILE       65.6

MEXICO      107.0

PERU        13.8

VENEZUELA   10.0

Source: The Economist, The LGT Guide to World Equity Markets, 1997

For national stock market index performance, please see the section on Performance beginning on page __.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contract"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The fund's annualized turnover rate for its first fiscal period is not expected to exceed 400%. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
 Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining the fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
The fund may compare its total return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 199_. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $____ billion in 19__ to $____ billion in 199_.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of October, 199_.
TOTAL MARKET CAPITALIZATION
AUSTRALIA   $    JAPAN                $

AUSTRIA          NETHERLANDS

BELGIUM          NORWAY

CANADA           SINGAPORE/MALAYSIA

DENMARK          SPAIN

FRANCE           SWEDEN

GERMANY          SWITZERLAND

HONG KONG        UNITED KINGDOM

ITALY            UNITED STATES

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of October 30, 199_.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina             $

Brazil

Chile

Colombia

Mexico

Venezuela



Total Latin America   $______

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended October 31, 199_. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS
Australia    %   Japan                 %

Austria          Netherlands

Belgium          Norway

Canada           Singapore/Malaysia

Denmark          Spain

France           Sweden

Germany          Switzerland

Hong Kong        United Kingdom

Italy            United States

STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN LOCAL CURRENCY
Australia    %   Japan                 %

Austria          Netherlands

Belgium          Norway

Canada           Singapore/Malaysia

Denmark          Spain

France           Sweden

Germany          Switzerland

Hong Kong        United Kingdom

Italy            United States

The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 199_.
STOCK MARKET PERFORMANCE
 Five Years Ended Ten Years Ended
 October 31, 199_ October 31, 199_
      Germany

      Hong Kong

      Japan

      Spain

      United Kingdom

      United States

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Merrill Lynch High Yield Master Index, a market capitalization weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.
The fund may compare its performance to that of the Fidelity Strategic Income Composite Benchmark which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weighting in the fund's neutral mix. The Fidelity Strategic Income Composite Benchmark represents Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets). The following indices are used to calculate the Fidelity Strategic Income Composite Benchmark: high yield - the Merrill Lynch High Yield Master Index (40%), a market capitalization weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year; U.S. Government and investment-grade - the Salomon Brothers Mortgage Index (15%), a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae and FHLMC balloon mortgages with fixed-rate coupons; U.S. Government and investment-grade - the Salomon Brothers Non-U.S. Dollar World Government Bond Index (15%), is a market-capitalization weighted index that tracks the performance of 16 world Government bond markets, excluding the United States. Issues included in the Index have fixed-rate coupons and maturities of at least one year; emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus (15%), a markets capitalization weighted total return index of U.S. dollar-and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets; foreign developed markets - the Salomon Brothers Treasury 1-10 Year Index (15%), a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and 10 years.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of [most recent practicable date], FMR advised over $__ billion in tax-free fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day(observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the fund will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of the fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the Investment Company Act of 1940 (the 1940 Act), the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. As a consequence, FMR may adjust the fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed the fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her fund. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
If the fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
The fund is treated as a separate entity from the other funds of Fidelity School Street Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
 WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995) and Senior Vice President of FMR (1995). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
BART A. GRENIER, (38), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
[If applicable, portfolio manager information will be filed by subsequent amendment and inserted here.]
ERIC D. ROITER (49), Secretary, is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1997. COMPENSATION TABLE

Trustees                        Aggregate           Total
and                             Compensation        Compensation
Members of the Advisory Board   from                from the
                                Strategic Income    Fund Complex*
                                [B,]C               A
                                [,+]

J. Gary Burkhead **             $                   $

Ralph F. Cox                    $

Phyllis Burke Davis             $

Robert M. Gates ***             $

Edward C. Johnson 3d **         $

E. Bradley Jones                $

Donald J. Kirk                  $

Peter S. Lynch **               $

William O. McCoy****            $

Gerald C. McDonough             $

Marvin L. Mann                  $

Robert C. Pozen**               $

Thomas R. Williams              $

* Information is for the calendar year ended December 31, 1997 for ___ funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
***Mr. Gates was appointed to the Board of Trustees effective March 1, 1997.
****Mr. McCoy was appointed to the Board of Trustees effective January
1, 1997.
+ Estimated
[TREASURER'S OFFICE WILL ANCHOR THIS FOOTNOTE AS APPROPRIATE FOR YOUR FUND(S): A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.]
[[IF YOUR SAI INCLUDES ONLY FUNDS THAT COMMENCED OPERATIONS ON OR AFTER JANUARY 1, 1997:
[TREASURER'S OFFICE WILL ANCHOR THIS FOOTNOTE AS APPROPRIATE FOR YOUR FUND(S):B Compensation figures include cash.]]

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. GATES AS TRUSTEE:
Robert M. Gates, $__,] E. Bradley Jones, $__, Donald J. Kirk, $__, [FOR FUNDS WHOSE TRUSTS ARE ABLE TO APPOINT OR HAVE ELECTED MR. MCCOY AS TRUSTEE: William O. McCoy, $__,] Gerald C. McDonough, $__, Edward
H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__. Under a retirement program adopted in July 1988 and modified in
November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of the public offering of shares of the fund, approximately 100% of the fund's total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares.
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated ___, which was approved by FMR, as the then sole shareholder, on ___. MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual Fee
Assets            Rate         Assets           Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200           125           .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1690

 24 - 30          .1800          200            .1652

 30 - 36          .1750          225            .1618

 36 - 42          .1700          250            .1587

 42 - 48          .1650          275            .1560

 48 - 66          .1600          300            .1536

 66 - 84          .1550          325            .1514

 84 - 120         .1500          350            .1494

 120 - 156        .1450          375            .1476

 156 - 192        .1400          400            .1459

 192 - 228        .1350          425            .1443

 228 - 264        .1300          450            .1427

 264 - 300        .1275          475            .1413

 300 - 336        .1250          500            .1399

 336 - 372        .1225          525            .1385

 372 - 408        .1200          550            .1372

 408 - 444        .1175

 444 - 480        .1150

 480 - 516        .1125

 Over 516         .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for December 1997 - was ___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
The fund's individual fund fee rate is 0.45%. Based on the average group net assets of the funds advised by FMR for December 1997, the fund's annual management fee rate would be calculated as follows:

                    Group Fee Rate         Individual Fund Fee Rate         Management
                                                                            Fee Rate

Strategic Income    0.___%           +     0.45%                      =     0.___%




One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
 [Effective [Date], FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of __% of its average net assets.] SUB-ADVISERS. On behalf of Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0400% of the first $500 million of average net assets and 0.0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Strategic Income Fund is a fund of Fidelity School Street Trust, an open-end management investment company organized as a Massachusetts business trust on September 10, 1976 under the name Fidelity Municipal Bond Fund. The trust's name was changed to Fidelity Mid-Term Municipals on February 28, 1977. The trust's name was later changed to Fidelity Limited Term Municipals on April 15, 1977 and to Fidelity School Street Trust on June 17, 1993. Currently, there are four funds in the trust: Fidelity Strategic Income Fund, Spartan Intermediate Municipal Income Fund, Fidelity International Bond Fund, and Fidelity New Markets Income Fund.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company. _________________________, is custodian of the assets of Fidelity Strategic Income Fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. [TAILOR IF BONY AND/OR CHASE IS PRIMARY CUSTODIAN: [The Bank of New York] [and] [The Chase Manhattan Bank], [each] headquartered in New York, also may serve as [a] special purpose custodian[s] of certain assets in connection with repurchase agreement transactions.]
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. [IF BROWN BROTHERS HARRIMAN IS CUSTODIAN FOR ANY FUND IN DOCUMENT: The Boston branch of [the fund/[Name(s) of Fund(s)]]'s custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates.] Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 AUDITOR. ____________________ serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) 1.  Not applicable
  (b)  Exhibits:
 1. (a) Amended and Restated Declaration of Trust, dated January 19, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 45.
 2. (a) Bylaws of the Trust are incorporated herein by reference to
Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Management & Research Company dated January 1, 1995 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 45.
  (b) Management Contract, dated October 1, 1997, between Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(vvv) of Fidelity Investment Trust's Post-Effective Amendment No. 73 (File No. 2-90649).
  (c) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) dated April 1, 1992 is incorporated herein by reference to Exhibit 5(ppp) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (d) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Fidelity Global Bond Fund (currently known as International Bond Fund) dated April 1, 1992 is incorporated herein by reference to Exhibit 5(qqq) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (e) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) dated April 1, 1992 is incorporated herein by reference to Exhibit 5(rrr) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (f) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) dated April 1, 1992 is incorporated herein by reference to
Exhibit 5(sss) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649)
  (g) Form of Sub-Advisory Agreement, dated February 26, 1998 between Fidelity Investments Japan Limited, Fidelity Management & Research Company, and Fidelity School Street Trust on behalf of Fidelity International Bond Fund (formerly known as Fidelity Global Bond Fund) is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 54.
  (h) Management Contract, dated October 1, 1997, between Fidelity New Markets Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(bbbb) of Fidelity Investment Trust's Post-Effective Amendment No. 73 (File No. 2-90649).
  (i) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity New Markets Income Fund dated April 15, 1993 is incorporated herein by reference to Exhibit 5(bb) of Fidelity Investment Trust's Post-Effective Amendment No. 48 (File No. 2-90649).
  (j) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. dated April 15, 1993 on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(pp) of Fidelity Investment Trust's Post-Effective Amendment No. 48 (File No. 2-90649)
  (k) Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(fff) of Fidelity Investment Trust's Post-Effective Amendment No. 50 (File No. 2-90649).
  (l) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors on behalf of Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 5(ttt) of Post-Effective Amendment No. 50.
  (m) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Japan Limited on behalf of Fidelity New Markets Income Fund dated April 15, 1993 is incorporated herein by reference to Exhibit 5(dddd) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (n) Form of Management Contract between Fidelity School Street Trust, on behalf of Fidelity Strategic Income Fund, and Fidelity Management & Research Company, is filed herein as Exhibit 5(n).
  (o) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is filed herein as Exhibit 5(o).
  (p) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is filed herein as Exhibit 5(p).
  (q) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Investments Japan Limited and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is filed herein as Exhibit 5(q).
  (r) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity International Investment Advisors and Fidelity School Street Trust on behalf of Fidelity Strategic Income Fund is filed herein as Exhibit 5(r).
  (s) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited with respect to Fidelity School Street Trust: Fidelity Strategic Income Fund is filed herein as Exhibit 5(s).
 6. (a) General Distribution Agreement between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income
Fund) and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 45.
  (b) Amendment, dated January 1, 1988, to the General Distribution Agreement between Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 45.
  (c) Amendments to the General Distribution Agreement between the Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
  (d) General Distribution Agreement between Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity Distributors Corporation dated April 1, 1987 is incorporated herein by reference to Exhibit 6(b) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (e) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity Distributors Corporation dated April 1, 1987 is incorporated herein by reference to
Exhibit 6(c) of Fidelity Investment Trust's Post-Effective Amendment No. 58 (File No. 2-90649).
  (h) General Distribution Agreement between Fidelity New Markets Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(o) of Fidelity Investment Trust's Post-Effective Amendment No. 50 (File No. 2-90649).
  (i) Amendments to the General Distribution Agreement between Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
  (j) Form of General Distribution Agreement between Fidelity School Street Trust with respect to Fidelity Strategic Income Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(j).
 7.   (a)      Retirement Plan for Non-Interested Person Trustees,
Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement, Appendix B, and Appendix C, dated December 1, 1994, between UMB Bank, n.a. and Fidelity School Street Trust on behalf of Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit 8 of Fidelity California Municipal Trust's Post-Effective Amendment No. 28 (File No. 2-83367).
  (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between UMB Bank, n.a. and Fidelity School Street Trust on behalf of Fidelity Limited Term Municipals (currently known as Spartan Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit 8(b) of Fidelity Municipal Trust II's Post-Effective Amendment No. 17 (File No. 33-43986).
  (c) Custodian Agreement and Appendix C, dated August 1, 1994 between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
  (d) Appendix A, dated October 17, 1996 to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond fund) and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).
  (e) Appendix B, dated September 18, 1997 to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Investment Trust on behalf of Fidelity Global Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
  (f) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Fund) and Fidelity New Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (h) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (i) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (j) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (k) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Investment Trust on behalf of Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) and Fidelity New Markets Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  9.  Not applicable.
 10. Not applicable.
 11. Not applicable
 12. Not applicable.
 13. Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
              (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
              (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
              (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
             (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
             (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
          (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
            (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
            (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
            (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective Amendment No. 57.
           (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
            (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
          (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
           (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
           (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
           (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
           (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, as incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) of Post-Effective Amendment No. 19.
 15. (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Limited Term Municipal Income Fund (currently known as Spartan Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 54.
  (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global Bond Fund (currently known as Fidelity International Bond Fund) is incorporated herein by reference to Exhibit 15(a) of Fidelity Investment Trust's Post-Effective Amendment No. 73 (File No. 2-90649).
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New Markets Income Fund is incorporated herein by reference to Exhibit 15(b) of Fidelity Investment Trust's Post-Effective Amendment No. 73 (File No. 2-90649).
  (d) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Income Fund is filed herein as Exhibit 15(d).
 16. (a) A schedule for the computation of 30 day yield calculations on behalf of Fidelity Limited Term Municipal Income Fund (currently known as Spartan Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 48.
  (b) A schedule for computation of total return is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 45.
  (c) A schedule for the computation of adjusted net asset value is incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 45.
  (d) A revised schedule for the computation of after-tax total return is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 43.
  (e) A schedule for the computation of moving averages is incorporated herein by reference to Exhibit 16(c) of Post-Effective Amendment No. 45.
 17. Not applicable.
 18. Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26.  Number of Holders of Securities
November 30, 1997
Title of Class:  Shares of Beneficial Interest
  Name of Series     Number of Record Holders
  Fidelity Limited Term Municipals     20,355      (currently known as
Spartan Intermediate Municipal Income Fund)
  Fidelity Global Bond Fund     15,270      (currently known as
Fidelity International Bond Fund)
  Fidelity New Markets Income     35,030
Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify Service for Service's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Portfolio for the same events. Under the Transfer Agency Agreement, the Registrant agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder which names the Transfer Agent and/or the Registrant as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Registrant, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., Fidelity
                            Investments Money Management, Inc., FMR (U.K.)
                            Inc., and FMR (Far East) Inc.; Chairman of the Board
                            and Representative Director of Fidelity Investments
                            Japan Limited; President and Trustee of funds advised
                            by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of Fidelity Investments Money Management,
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            General Counsel, Managing Director, and Senior Vice
                            President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            Fidelity Investments Money Management, Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High Income II funds advised by FMR;
                            Associate Director and Senior Vice President of Equity
                            funds advised by FMR; Vice President of High Income
                            funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and Fidelity Investments
                            Money Management, Inc.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Eric Roiter                 Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cynthia Strauss             Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., Fidelity Investments Money
                       Management, Inc., and FMR (Far East) Inc.; Chairman of the Executive Committee of FMR; President and Chief Executive Officer of FMR Corp.; Chairman of the
                       Board and Representative Director of Fidelity
                       Investments Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of Fidelity Investments Money Management,
                       Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                       General Counsel, Managing Director, and Senior Vice
                       President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                       Fidelity Investments Money Management, Inc.; Vice
                       President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and Fidelity Investments Money
                       Management, Inc.; Treasurer of FMR Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of Fidelity
                       Investments Money Management, Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., Fidelity Investments
                       Money Management, Inc., and FMR (U.K.) Inc.;
                       Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of Fidelity Investments
                       Money Management, Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel,
                       Managing Director, and Senior Vice President of
                       FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and Fidelity Investments Money
                       Management, Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and Fidelity Investments
                       Money Management, Inc.; Vice President and
                       Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of Fidelity Investments Money Management, Inc.



Robert Auld            Vice President of FMR Far East.


(4)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of Fidelity International Investment
Advisors (FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton      Director of FIIA, FIIA (U.K.) L, FIML (U.K.),
                       FISL (U.K.), and Fidelity Investments
                       International.



Charles T. Collis      Director of FIIA and numerous other companies
                       in the Fidelity International Group of Companies
                       (FIL); Partner in Conyers, Dill & Pearman,
                       Hamilton, Bermuda.



William R. Ebsworth    Director of FIIA and numerous Fidelity
                       Investment Far East Companies; Vice President of FMR (Far East) Inc.



Brett P. Goodin        Director, Vice President, Secretary and Chief
                       Legal Officer of many FIL companies.



Simon Haslam           Director of FIIA, FISL (U.K.), and FII; Chief
                       Financial Officer of FIL; Company Secretary of
                       Fidelity Investments Group of Companies
                       (U.K.).



K.C. Lee               Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Peter Phillips         Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Terrence V. Richards   Assistant Secretary of FIIA.



David J. Saul          President and Director of FIIA; Director of
                       Fidelity International Limited; and numerous companies and funds in the FIL group.


(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of Fidelity International Investment
Advisors (U.K.) Limited (FIIA (U.K.) L) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton   Director of FIIA (U.K.) L, FIIA, FIML (U.K.),
                    FISL (U.K.), and Fidelity Investments
                    International.



Pamela Edwards      Director of FIIA (U.K.) L, FISL (U.K.), and FII;
                    Director of Legal Services for Europe.



Simon Haslam        Director of FIIA, FISL (U.K.), and FII; Chief
                    Financial Officer of FIL (U.K.); Company
                    Secretary of Fidelity Investments Group of
                    Companies (U.K.).



Sally Walden        Director of FIIA (U.K.) L and FISL (U.K.).



Sally Williams      Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).



Emma Barratt        Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).

(6)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of Fidelity Investments Japan Limited
(FIJ) have held, during the past two fiscal years, the following positions of a substantial nature.
Edward C. Johnson 3d   Chairman of the Board and Representative
                       Director of FIJ; Chairman of the Board and Director of FMR (Far East) Inc., FMR, FMR
                       Corp., FMR (U.K.) Inc., and Fidelity
                       Investments Money Management, Inc.;
                       Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR
                       Corp.; President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman, Representative Director of FIJ.



Billy Wilder           President and Representative Director of FIJ;
                       Vice President of FMR (Far East) Inc.



Simon Fraser           Director and Chief Investment Officer of FIJ.



Simon Haslam           Director of FIJ; Chief Financial Officer of
                       Fidelity International Limited.



Nobuhide Kamiyama      Director and General Manager of Planning and
                       Marketing of FIJ.



Noboru Kawai           Director and General Manager of
                       Administration of FIJ.



Lawrence Repeta        Director and General Manager of Information
                       Systems and Trading of FIJ.



Hiroshi Yamashita      Managing Director and Portfolio Manager of
                       FIJ.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Vice President             Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.

Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc. 82 Devonshire Street, Boston, MA 02109, or the fund's respective custodian, The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. and UMB Bank, n.a., 1010 Grand Avenue, Kansas City, MO.
Item 31. Management Services
 Not applicable.
Item 32. Undertakings

The Registrant, on behalf of Spartan Intermediate Municipal Income Fund, Fidelity International Bond Fund and Fidelity New Markets Income Fund provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of January 1998.

      Fidelity School Street Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           January 20, 1998

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       January 20, 1998

Richard A. Silver



/s/Robert C. Pozen                  Trustee                         January 20, 1998

Robert C. Pozen



/s/Ralph F. Cox                 *   Trustee                         January 20, 1998

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         January 20, 1998

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         January 20, 1998

Robert M. Gates



/s/E. Bradley Jones            *    Trustee                         January 20, 1998

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         January 20, 1998

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         January 20, 1998

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         January 20, 1998

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         January 20, 1998

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         January 20, 1998

Gerald C. McDonough



/s/Thomas R. Williams      *        Trustee                         January 20, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates